Business Combination	6 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
Business Combination	Business Combination
On March 4, 2025, CMB.TECH NV, through its subsidiary CMB.TECH Bermuda Ltd., entered into a share purchase agreement with Hemen Holdings Limited (Hemen) to purchase all of Hemen's 81,363,730 of the common shares of Golden Ocean Group Limited at a purchase price of $14.49 per common share.
Following the closing of the Share Purchase on March 12, 2025, CMB.TECH holds 40.8% of Golden Ocean's outstanding common shares. The combination of CMB.TECH and Golden Ocean is accounted for as a business combination using the acquisition method of accounting under the provisions of IFRS 3,
"Business combinations", with CMB.TECH as the accounting acquirer under this guidance.
As the remaining shareholdings are widely dispersed and no contractual agreements are in place with other shareholders regarding preferred voting rights, the shareholding of 40.8% is considered a majority shareholding. As mentioned in the Bye-laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast. Based on voting patterns at the three most recent shareholder meetings, it can be concluded that, following completion of the share purchase,
CMB.TECH holds significantly more voting rights than any other shareholder or organized group of shareholders, resulting in de facto power through voting rights. The Company has assessed that control has been obtained in accordance with IFRS 10 as of that date. Consequently, Golden Ocean was fully integrated as a subsidiary within CMB.TECH's consolidated accounts.
Between March 24, 2025, and April 3, 2025, CMB.TECH acquired an additional 17,036,474 Golden Ocean common shares in the open market. As of June 30, 2025, CMB.TECH, indirectly through CMB.TECH
Bermuda Ltd. owned an aggregate of 98,400,204 Golden Ocean common shares, representing 49.4% of
Golden Ocean’s outstanding voting shares.
On April 22, 2025, CMB.TECH and Golden Ocean announced they signed the Term Sheet for a stock-for-
stock merger and subsequently on May 28, 2025, signed the Merger Agreement. CMB.TECH will be the surviving entity of the Merger. On August 19, 2025, the stock-for-stock merger of Golden Ocean with and into CMB.TECH Bermuda Ltd., a wholly-owned subsidiary of CMB.TECH with CMB.TECH Bermuda Ltd. as the surviving company, and with CMB.TECH as the issuer of the merger consideration shares, has been approved. On August 20, 2025, the merger was completed and each Golden Ocean common share was canceled, and such shares (other than shares that Golden Ocean, CMB.TECH, CMB.TECH Bermuda or any of their respective subsidiaries own) were automatically converted into the right to receive 0.95 CMB.TECH ordinary shares (subject to adjustment, pursuant to the terms of the Merger Agreement).
The subsequent acquisitions of Golden Ocean shares as well as the merger will be accounted for as a step acquisition of the non-controlling interest to equity on the basis of IFRS 10.B96.
Golden Ocean Group, is an international dry bulk shipping group. The merger creates one of the largest diversified listed maritime groups in the world with a combined fleet of more than 250 vessels. Following the merger, the free float of CMB.TECH increased, which is beneficial for the liquidity of the CMB.TECH ordinary shares.
Details of the fair value of identifiable assets and liabilities acquired, purchase consideration and goodwill are as follows (note that fair value was not used as the measurement basis for assets and liabilities that require a different basis, which includes the office leases, contingent liabilities, income taxes and defined benefit pension plans):

(in thousands of USD)	Note	Book value	Adjustment	Fair value
Vessels	12	2,935,213	536,848	3,472,061
Right-of-use assets	12	108,886	101,865	210,751
Intangible assets	13	396	—	396
Investments	25	—	44,825	44,825
Investments in equity accounted investees	25	53,236	(44,825)	8,411
Receivables	-	15,438	—	15,438
Current assets	-	179,997	6,739	186,736
Cash and cash equivalents	-	86,803	(6,739)	80,064
LT loans and borrowings	-	(884,455)	—	(884,455)
Non-current payables	-	(284,831)	—	(284,831)
Current liabilities	-	(382,432)	—	(382,432)
Total identifiable net assets acquired		1,828,251	638,713	2,466,964

(in thousands of USD)	Acquisition of the shares on March 12, 2025
Consideration transferred in cash				1,178,960
Share in equity	40.80%
Total identifiable net assets acquired				1,006,610
Goodwill				172,350

(in thousands of USD)	Subsequent acquisitions (transactions with non- controlling shareholders)
Consideration transferred in cash subsequent purchases				137,066
Share in equity	8.55%
Total identifiable net assets acquired				210,771
Movement of equity as a result of the step acquisition of non- controlling interest				(73,705)
Following the initial acquisition, 40.80% of the revalued net assets is attributed to minority interests. Based on the figures of March 12, 2025, this amounts to $1,460,354 thousand.
Current assets are comprised of trade debtors, inventory and deferred charges. Current liabilities are primarily constituted by short-term loans and borrowings, trade debts and accrued costs and deferred income related to the shipping activities.
Management has strong belief in the dry bulk market and expects significant growth in the business.
CMB.TECH recognized the resulting goodwill on the statement of financial position. This goodwill will subsequently be assessed for impairment annually.
Contribution to revenue and profit/loss
Since their acquisition by the Group, the acquired companies contributed revenue of $198.8 million and a loss of $37.5 million to the Group's consolidated results for the period ended June 30, 2025. If the acquisition had occurred on 1 January 2025, management estimates that the Group's consolidated revenue for the period ended June 30, 2025, would have been $306.2 million and consolidated loss for the period ended June 30, 2025, would have been $66.1 million.
Acquisition related costs
The Group incurred at June 30, 2025 approximately $2.0 million of legal fees, mainly related to due diligence costs, advisory fees and audit fees. These acquisition-related costs for the business combination were expensed as incurred and are included in 'General and administrative expenses'.
Business combinations completed in prior periods
On December 22, 2023 CMB.TECH and CMB NV entered into a share purchase agreement for the acquisition of 100% of the shares in CMB.TECH Enterprises NV for a purchase price of $1.15 billion in cash.
The transaction was approved by an Extraordinary General Meeting on February 7, 2024 and has been completed on February 8, 2024. The transaction has been considered as a transaction under common control and therefore IFRS 3 does not apply. Hence book value accounting was applied which resulted in the recognition of an adjustment of $797.0 million in retained earnings to reflect the difference between the consideration paid and the identifiable net assets acquired.